UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2007

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 1-9700

Delaware	94-3025021
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

120 Kearny Street, San Francisco, CA 94108

(Address of principal executive offices, including zip code)

(415) 636-7000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 24, 2007, The Charles Schwab Corporation (the Company) entered into Amended and Restated Trust Agreements with The Bank of New York (Delaware) (as successor in interest to Chase Manhattan Bank USA, National Association) to continue the existence of Schwab Capital Trust I, Schwab Capital Trust II and Schwab Capital Trust III, respectively. These trusts were established in 2004 in connection with the filing of the Company’s Registration Statement on Form S-3 (333-114729) and for the purpose of issuing and selling trust securities.

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Item 9.01	Financial Statements and Exhibits

4.13	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust I.

4.14	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust II.

4.15	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust III.

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Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHARLES SCHWAB CORPORATION

/s/ Joseph R. Martinetto
Date: September 24, 2007	By:	Joseph R. Martinetto
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description
4.13	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust I.

4.14	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust II.

4.15	Amended and Restated Trust Agreement between The Charles Schwab Corporation and The Bank of New York (Delaware) concerning Schwab Capital Trust III.

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